Exhibit 10.1

Execution Version

 LIQTECH INTERNATIONAL, INC.

FIRST AMENDMENT TO

NOTE AND WARRANT PURCHASE AGREEMENT

This FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is effective as of September 30, 2023 (the “Effective Date”), by and among LiqTech International, Inc., a Nevada corporation (the “Company”), and 21 April Fund, Ltd. and 21 April Fund, L.P. (collectively, the “Investors” and, each, an “Investor”).

WHEREAS, the Company and the Investors are parties to that certain Note and Warrant Purchase Agreement, dated as of June 22, 2022 (as amended from time to time, the “Purchase Agreement”), pursuant to which the Company issued and sold to the Investors $6,000,000 aggregate principal amount of promissory notes in the respective amounts set forth on Schedule A to the Purchase Agreement (collectively, the “Notes” and, each, a “Note”) and Common Stock Purchase Warrants to purchase shares of common stock of the Company (“Common Stock”) in the respective amounts set forth on Schedule A to the Purchase Agreement;

WHEREAS, Section 6.10 of the Purchase Agreement provides that any term of the Purchase Agreement may be amended only with the written consent of the Company and the Investors, and Section 6 of each Note provides that any term of such Note may be amended only with the written consent of the Company and the Investor party thereto;

WHEREAS, subject to the terms and conditions contained herein, the Investors and the Company desire to amend the Notes on the Effective Date through the execution and delivery by the Company of Allonge No. 1 to each Note in the form attached as Exhibit A hereto (“Allonge No. 1”) for the purpose of extending the Maturity Date (as defined in the Notes) from June 20, 2024, to January 1, 2026 (the “Extension”); and

WHEREAS, subject to the terms and conditions contained herein, in consideration for the Extension, the Company will issue to each Investor on the Effective Date a Common Stock Purchase Warrant in the form attached as Exhibit B hereto to purchase an amount of shares of Common Stock set forth on Schedule A hereto (collectively, the “2023 Warrants” and, each, a “2023 Warrant”);

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2.

Amendment to Notes; Issuance of 2023 Warrants. Simultaneous with the execution and delivery of this Amendment, the Company shall execute and deliver to each Investor (a) Allonge No. 1 to such Investor’s Note and (b) a 2023 Warrant for the number of shares of Common Stock set forth on Schedule A attached hereto.

3.	Amendment to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

(a)

The 2023 Warrants shall be considered “Warrants” for purposes of Sections 1.4, 5.3(a) and 5.3(b) of the Purchase Agreement, and the shares of Common Stock issuable upon exercise of the 2023 Warrants shall be considered “Warrant Shares” for all purposes of the Registration Rights Agreement.

4.	Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that as of the Effective Date:

(a)

The Company is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its organization. The Company has all requisite power and authority to own and operate its respective properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign entity in every jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a Material Adverse Effect.

(b)

The representations and warranties of the Company set forth in Sections 2.3 through 2.9 of the Purchase Agreement, subject to the following amendments, are true and correct as of the Effective Date: (i) the term “Transaction Documents” shall be defined as “this Amendment, Allonge No. 1 to each Note, the 2023 Warrants and any ancillary agreements and instruments to be entered into by the Company under this Amendment”; (ii) any reference to “this Agreement” shall be replaced with “this Amendment”; (iii) any reference to the “Notes,” except for the reference contained in the definition of “Transaction Documents,” shall be removed; (iv) any reference to the “Warrants” shall be replaced with the “2023 Warrants”; (v) the term “Warrant Shares” shall be defined as “shares of Common Stock underlying the 2023 Warrants” and (vi) references to “date hereof”, “date of the Closing” or “date of this Agreement” shall be replaced with “Effective Date.”

(c)

The representations and warranties of the Company set forth in Sections 2.1, 2.2 and 2.10 through 2.20 of the Purchase Agreement are true and correct in all material respects as of the Effective Date as if made on and as of the Effective Date (and, for the avoidance of doubt, references to “date hereof”, “date of the Closing” or “date of this Agreement” shall be replaced with “Effective Date”).

5.

Representations and Warranties of the Investors. Each Investor hereby represents and warrants severally, and not jointly, that the representations and warranties of such Investor set forth in Section 3 of the Purchase Agreement, subject to the following amendments, are true and correct as of the Effective Date: (i) the term “Transaction Documents” shall be defined as “this Amendment, Allonge No. 1 to each Note, the 2023 Warrants and any ancillary agreements and instruments to be entered into by such Investor under this Amendment”; (ii) any reference to “this Agreement” shall be replaced with “this Amendment”; (iii) any reference to the “Notes,” except for the reference contained in the definition of “Transaction Documents,” shall be removed; (iv) the term “Securities” shall be defined as “the 2023 Warrants and any capital stock issuable upon exercise of the 2023 Warrants”; and (v) any reference to the “Warrants” shall be replaced with the “2023 Warrants”.

6.	Covenants of the Company.

(a)

Reservation of Stock. The Company covenants that during the term the 2023 Warrants are exercisable, the Company will reserve from its authorized and unissued capital stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of all outstanding 2023 Warrants.

(b)

Use of Proceeds from Payments of Exercise Price. The Company covenants that, for so long as the Notes are outstanding, all payments of Exercise Price (as defined in the 2023 Warrants) received by the Company shall be used by the Company to repay any amounts outstanding under the Notes, on a pro rata basis.

(c)

Securities Laws Disclosure. The Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents (the “8-K Filing”) within the time required by the Exchange Act. Neither the Company or its subsidiaries, on the one hand, nor the Investors, on the other hand, shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior consent of the other party; provided, however, the Company or the Investors each shall be entitled, without the prior approval of the other, to make any press release or other public disclosure with respect to such transactions (a) in substantial conformity with the 8-K Filing and contemporaneously therewith and (b) as is required by applicable law and regulations.

7.	Miscellaneous.

(a)

Effect on the Notes and the Purchase Agreement. Except as specifically provided herein and in the Allonge No. 1 to each Note, each of the Notes and the Purchase Agreement shall remain in full force and effect. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in the Purchase Agreement or any Note, the terms and provisions of this Amendment shall control.

(b)	Affixation to Each Note. Each Investor agrees to affix a fully executed copy of Allonge No. 1 to such Investor’s Note, as applicable, and such Allonge No. 1 shall become a part thereof.

(c)

Survival of Warranties. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Amendment with respect to the Effective Date shall survive the execution and delivery of this Amendment and such Effective Date. Governing Law; Jurisdiction. This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. With respect to any disputes arising out of or related to this Amendment, the parties consent to the exclusive jurisdiction of the New York County Supreme Court or, in the event that such court does not have jurisdiction over the dispute, to the federal district court of the Southern District of New York or to the state courts of the State of New York.

(d)

Counterparts; Electronic Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and upon such delivery any such signature shall be deemed to have the same effect as if the original signature had been delivered to the other party.

(e)

Expenses. Each Investor shall individually bear such Investor’s full costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Amendment and the other Transaction Documents.

(f)

Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Amendment.

(g)

California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AMENDMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AMENDMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

LIQTECH INTERNATIONAL, INC.

By:	/s/ Fei Chen
Name:	Fei Chen
Title:	Chief Executive Officer

LIQTECH INTERNATIONAL, INC.

FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTORS:

21 APRIL FUND, LTD.

By:	/s/ Michael Kellen
Name:	Michael Kellen
Title:	Portfolio Manager

21 APRIL FUND, LP.

By:	/s/ Michael Kellen
Name:	Michael Kellen
Title:	Portfolio Manager

LIQTECH INTERNATIONAL, INC.

FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

SIGNATURE PAGE

Exhibit A

LIQTECH INTERNATIONAL, INC.

ALLONGE NO. 1 TO
PROMISSORY NOTE

Effective as of September 30, 2023

This Allonge No. 1 to Promissory Note (this “Allonge”) is intended to be permanently affixed to that certain Promissory Note, dated June 22, 2022, issued by LiqTech International, Inc., a Nevada corporation (the “Company”), in favor of [●] (the “Holder”), in the original principal amount of $[●] (the “Note”). When so affixed, this Allonge shall constitute part of the Note. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note.

The Note is hereby amended, effective as of the date of its issuance, in the following manner:

1.    The Maturity Date is hereby extended by eighteen (18) months to January 1, 2026. Therefore, the definition of “Maturity Date” in Section 1.2 of the Note is hereby amended to mean “January 1, 2026”.

2.    Nothing contained in this Allonge shall be construed as a substitution or novation of the existing indebtedness evidenced by the Note, which indebtedness remains outstanding and in full force and effect, as modified hereby. The Company hereby acknowledges and agrees that the Note (as modified by this Allonge) remains and shall continue in full force and effect without impairment.

3.    This Allonge may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the Company has caused this Allonge No. 1 to Promissory Note to be duly executed as of the date first above written.

COMPANY:

LIQTECH INTERNATIONAL, INC.

By:
Name:
Title:

ACCEPTED AND AGREED TO:

HOLDER:

[●]